                                                                    EXHIBIT 10.f
                                 LEASE AGREEMENT
                                 BY AND BETWEEN
                    COLLINWOOD PROPERTIES CO., LLC ("Lessor")
                                       AND
                           GREAT LAKES BANK ("Lessee")



                   For Property Located at 28500 Chardon Road
                             Willoughby Hills, Ohio

                                TABLE OF CONTENTS

Access to Premises                     16        Non-Liability of Lessor            17
Alterations                            22        Notices/Consents                   23
Applicable Laws                        24        Operating Charges                   6
Benefits of Assigns                    24
                                                 Operation of Business               5
Care, Use and Occupancy                          Partial Invalidity                 24
of Premises                             9        Promotional Fund Charges            7
Common Areas                           15        Quiet Enjoyment                    24
Default                                21        Rent, Fixed                         7
Definitions                       1/2/3/4        Rent, Payment & Demand              8
                                                 Rent, Percentage

                                                 Rent, Taxes                         8
Destruction of Premises                18        Representations                    23
Eminent Domain                         19        Sales, Gross                        8
Entire Agreement                       23        Security Deposit                    5
                                                 Signature/acknowledgements      25/26
                                                 Signs                               7
Fixed Rent/Percentage Rent              6
Force Majeure                          22
Grant of Lease                          4        Sublease, Assignment/
Gross Sales                             6        Stock Transfer                     14
Holding Over                           15        Surrender of Possession            13
Indemnity by Lessee                    10        Term                                5
Insurance by Lessee                    10        Transfer of Title                  22
Lessee's Chattels Taxes                 8        Use and Restriction                 5
Liability of Lessor Limited            22        Use of Terms                       25
Maintenance                            11        Utilities                           7
Memorandum of Lease                    24        Waiver of Jury Trial               22
Mortgage Subordination/                          Waiver of Subrogation              17
Estoppel Certificate                   20        Waiver                             23

                                 LEASE AGREEMENT
                                 ---------------

         THIS LEASE AGREEMENT (herein called LEASE) made at Mentor, Ohio this 16th day of September, 1998 by and between GREAT LAKES BANK, herein "LESSEE" and COLLINWOOD PROPERTIES CO., LLC, herein "LESSOR"

                               WITNESS AS FOLLOWS:
                               -------------------

ARTICLE 1. DEFINITIONS. As used herein, the words capitalized in this Article and LEASE shall have the meaning of identity or represent the amount set forth after each word:

A.       LESSOR   (name)   COLLINWOOD PROPERTIES CO., LLC
                  (address)        c/o 7670 Tyler Blvd.
                                   Mentor, Ohio 44060
                  (tel. no.)       (440) 951-2977

B.       LESSEE:  (name)   GREAT LAKES BANK
                  (address)        7001 Center Street
                                   Mentor, Ohio  44060
                                   Attention:  Mr. Richard T. Flenner, Jr.
                  (tel. no.)       (440) 974-0000

C.       PREMISES:

         (i)      Address:  28500 Chardon Road, Willoughby Hills, Ohio

         (ii)     Unit No. 1 Square Footage 3,268 square feet of rentable space.

         The PREMISES are shown on the plot plan marked Exhibit "B" attached hereto and made a part hereof for the sole purpose of identifying the PREMISES and STRIP CENTER. Included in the definition of PREMISES shall be the area used for LESSEE'S trash receptacles as designated by LESSOR (wherever and whenever appropriate herein).

         (iii)    LESSEE'S SHARE:   56.05%

         (iv) The Premises shall be delivered in their present "as is" condition.

D.       ORIGINAL TERM:  Ten (10) Years (See Article 1.S hereof)

         (i) COMMENCEMENT DATE: Delivery of actual and exclusive possession of the PREMISES to LESSEE. (Approximately September 15, 1998)

         (ii) EXPIRATION DATE: Tenth (10th) Anniversary of the last day of the month in which the RENT COMMENCEMENT DATE occurs.

E. RENT COMMENCEMENT DATE: Thirty (30) days after the COMMENCEMENT DATE or the date the PREMISES are opened for business, whichever is earlier.

F.       FIXED RENT:

         (i)  During the Original Term:
         Two Thousand Nine Hundred $2900.00 per month in advance on the first day of each month without deduction or set-off.


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G.       PERCENTAGE RENT:  NONE

H.       PERCENTAGE RENT BASE SALES AMOUNT:  NOT APPLICABLE

I. OPERATING CHARGES: (initial) $4,500.00 per annum $375.00 per month (LESSEE'S SHARE)

J.       PROMOTIONAL FUND CHARGE:  NONE

K.       (i)      SECURITY DEPOSIT:  NONE

         (ii)     ADVANCE DEPOSIT:  NONE

L. USE: Operation of a commercial bank branch and all activities reasonably incidental thereto in the commercial banking industry.

M.       EXTENDED TERM:  One (1) option(s) of ten (10) ("OPTION TERM(S)")

N.       EXTENDED FIXED RENT:

         (i) for the EXTENDED TERM, EXTENDED FIXED RENT shall be paid by LESSEE to LESSOR in an amount equal to the FIXED RENT or EXTENDED FIXED RENT multiplied by a fraction, such fraction having as a numerator the CPI for the first month of the OPTION TERM, and as a denominator the CPI for the first month of the ORIGINAL TERM. In no event shall EXTENDED FIXED RENT for the OPTION TERM be less than the annual FIXED RENT for the ORIGINAL TERM nor more than 130% of FIXED RENT during the ORIGINAL TERM.

         (ii) Until the calculation provided for in the preceding Subsection can be completed, payment of EXTENDED FIXED RENT for the OPTION TERM shall be paid based upon the FIXED RENT for the ORIGINAL TERM. LESSOR shall submit an invoice to LESSEE as soon after the commencement of the OPTION TERM as to the calculation provided for in the preceding Subsection, and LESSEE shall reimburse LESSOR for any deficiency in the prior monthly payments based upon any increase therein, and shall thereafter make payments accordingly to LESSOR.

         (iii) If the CPI is not computed for a month required hereunder, the amount thereof as of the closest amount thereto (with prior and following months averaged, if necessary) shall be used. If no CPI or a successor thereto is computed and/or published within thirty (30) days of each such date, comparable statistics compiled by a responsible financial periodical or recognized authority shall be used.

O.       EXTENDED PERCENTAGE RENT:  NOT APPLICABLE

P. STRIP CENTER: The buildings and improvements (including the PREMISES and COMMON AREAS) comprising the commercial development situated on the parcel of land, the legal description of which is set forth on Exhibit "A" attached hereto and made a part hereof.

Q. COMMON AREAS: The parking (customers and employees) and service areas, driveways and service roads, sidewalks and walkways, landscaped areas, maintenance, meter and storage areas, utility lines and sewers, Strip Center identification signs and other similar facilities common for all lessees of the Strip Center and constituting a part of the Strip Center.

R. LESSEE'S SHARE: The percentage computed from the fraction, the numerator of which is the number of square feet on the PREMISES and the denominator of which is the total rentable square fee of all buildings in the Strip Center. "Square feet in the PREMISES" and "rentable square feet", as used herein for purposes of determining LESSEE'S SHARE solely shall be deemed to exclude therefrom (where applicable) (i) non-sales mezzanine areas, (ii) common areas, (iii) maintenance, meter and storage areas, and (iv) areas used for LESSEE'S trash receptacles. Adjustments for additions or deletions of rentable square feet shall be made annually as of the first of the following year for the ensuing year (not retroactive). LESSOR and LESSEE acknowledge the LESSEE'S SHARE as of the date hereof is as set forth in Article 1. LESSEE'S SHARES shall not increase during the ORIGINAL TERM or during the EXTENDED TERM unless either (i) LESSOR constructs additional rentable space in the STRIP CENTER, or (ii) LESSEE leases additional space within the STRIP CENTER from LESSOR.

S. TERM: The ORIGINAL TERM and any extension or renewal, unless otherwise specified, but subject to termination as provided herein. The ORIGINAL TERM shall include, in addition to the period of time set forth in
         Article 1(D) hereof, the period of time from the COMMENCEMENT DATE to the last day of the month in which the RENT COMMENCEMENT DATE occurs, in the event the COMMENCEMENT DATE and RENT COMMENCEMENT DATE do not coincide.

T. LEASE YEAR: The first LEASE YEAR shall commence on the RENT COMMENCEMENT DATE and end on the last day of the month in which the first anniversary of the RENT COMMENCEMENT DATE occurs. Thereafter a LEASE YEAR shall consist of twelve (12) consecutive full calendar months commencing on the day following the close of the prior LEASE YEAR. The twelve (12) months constituting a LEASE YEAR may be changed with LESSOR'S prior consent, which consent shall not be unreasonably withheld.

U. CPI: The Bureau of Labor statistics, Consumer Price Index for All Urban Consumers for Cleveland (1996 equals 100) ("CPI"). If the CPI is not computed for a month required hereunder, the amount thereof as of the closest month thereto (with prior and following months averaged, if necessary) shall be used. If no CPI or a successor thereto is computed and/or published within thirty (30) days of each such date, comparable statistics compiled by a responsible financial periodical or recognized authority shall be used.

V. AFFILIATE: The family members of an individual, if the LESSEE is an individual; the individual partners, (general and/or limited) and/or their family members, if the LESSEE is a partnership; and any parent, subsidiary, brother/sister corporation of LESSEE or corporations under common control with LESSEE and/or in principal shareholders of LESSEE, if LESSEE is a corporation (including, specifically, the parties who sign this LEASE on behalf of the corporation or partnership, if the LESSEE is a corporation or partnership).

W. LESSEE'S CHATTELS: Any and all stock-in trade, floor and wall coverings, trade fixtures, furniture, furnishings, ceiling-hung light fixtures and other adornments, special equipment and personal property of LESSEE within the PREMISES.

X. ARTICLE HEADINGS: The ARTICLE headings and the page numbers indicated are for information index purposes solely.

ARTICLE 2.  GRANT OF LEASE.

(a) LESSOR does lease and let unto LESSEE and LESSEE does lease and take from LESSOR the PREMISES for the TERM upon the agreements, conditions and covenants hereof.

(b) The use and occupation of the PREMISES by LESSEE shall include (i) the use by LESSEE (or LESSEE'S contractor) of the area designated by LESSOR for LESSEE'S trash receptacle.

(c) The non-exclusive use by LESSEE, its agents, customers, employees and invitees, in common with others entitled thereto, of the COMMON AREAS.

(d) LESSOR from time to time may make additions, alterations and/or modifications to the Strip Center so long as the same do not significantly obstruct the public's view of the PREMISES, significantly hamper the public's access to the PREMISES, nor significantly interfere with the intended use of the COMMON AREAS.

(e) Notwithstanding the dimensions of the PREMISES being calculated from exterior faces of exterior walls and the center lines of interior walls, LESSOR may use and shall control the surfaces of the exterior walls (excluding storefronts) and the interior walls between surfaces for utility lines or other purposes in connection with the operation of the Strip Center.

ARTICLE 3. USE AND RESTRICTION. The PREMISES shall be used for retail purposes solely for the USE and for no other purpose. LESSOR agrees not to engage in or to allow anyone other than the LESSEE to engage in the business of operating a commercial bank or a thrift institution at the STRIP CENTER.

ARTICLE 4.  OPERATION OF BUSINESS.

(a) LESSEE shall operate all of the PREMISES for the USE in keep with good business practice and during the business hours customary in the commercial banking business, subject, however, to restrictions imposed by law, to union agreements, and restrictions, and except as it may be necessary that the PREMISES be closed due to the order of any duly constituted authority or for the purpose of making repairs or improvements, or during the period of strikes, lockouts, emergencies or other causes beyond LESSEE'S reasonable control, so long as LESSEE shall make all reasonable efforts to shorten such periods.


ARTICLE 5. SECURITY DEPOSIT.   This Section intentionally deleted.

ARTICLE 6.  TERM.

(a) The ORIGINAL TERM of this LEASE shall commence on the COMMENCEMENT DATE and end on the EXPIRATION DATE.

(b) LESSOR shall deliver to LESSEE and LESSEE shall accept from LESSOR possession of the PREMISES upon the COMMENCEMENT DATE in an "as is" physical condition.

(c) The taking of possession of the PREMISES by LESSEE shall be conclusive evidence as against LESSEE that the PREMISES were in good and satisfactory condition at the time such possession was so taken as provided in Exhibit "C" and that LESSOR has performed all conditions, if any, by it to be performed prior to such taking of possession.

(d) LESSEE is hereby granted an option to extend this LEASE for the EXTENDED TERM(S) upon the agreements, conditions and covenants herein set forth, provided that

         (i) LESSEE shall be deemed to have exercised said Option to Extend unless LESSEE shall notify LESSOR not later than six (6) months prior to the beginning of the EXTENDED TERM of LESSEE'S election not to extend (time being of the essence).

         (ii) LESSEE has at all times prior to the beginning of EXTENDED TERM(S) (the option for which LESSEE is then exercising) fully complied with the agreements, conditions and covenants hereof,

         (iii)    this LEASE is then in full force and effect,

         (iv) the FIXED RATE and PERCENTAGE RENT during EXTENDED TERM(S) (EXTENDED FIXED RENT and EXTENDED PERCENTAGE RENT) shall be as set forth in Article 1 hereof, and

         (v) this option for EXTENDED TERM(S) is personal to LESSEE and may not be assigned to and/or exercised by any other person or entity.

ARTICLE 7.  FIXED RENT/PERCENTAGE RENT.

(a) LESSEE shall pay to LESSOR the FIXED RENT in monthly installments on the first day of each and every calendar month in advance commencing upon the RENT COMMENCEMENT DATE and continuing during the balance of the TERM.

(b) If the FIXED RENT and other charges (other than PERCENTAGE RENT, if any) are not payable for a full month, then the same shall be prorated on a PER DIEM basis unit the applicable annual amount divided by 365 multiplied times the number of days for which the FIXED RENT and other charges are payable.

(c)      This Subsection intentionally deleted.

ARTICLE 8.  GROSS SALES.

(a)      This Section intentionally deleted.

ARTICLE 9.  OPERATING CHARGES.

(a) OPERATING CHARGES as used herein shall further be defined as the total cost to LESSOR of complying with LESSOR'S obligations under Article 24(a), (b), and (c) hereof (entitled Common Areas Maintenance, Operation, Insurance and Taxes by LESSOR).

         Any increase in the costs otherwise includable in OPERATING CHARGES which are directly attributable to a Strip Center tenant's wilful action or negligence, change of use in a unit within Strip Center or alterations, additions, and/or improvements to a unit within Strip Center shall be excluded from OPERATING CHARGES computations.

(b) LESSEE shall pay to LESSOR LESSEE'S SHARE of annual OPERATING CHARGES in monthly installments in advance on the first day of each and every calendar month commencing upon the RENT COMMENCEMENT DATE and continuing during the balance of TERM. The initial LESSEE'S SHARE of OPERATING CHARGES shall be as set forth in Article 1(H) hereof. Within ninety (90) days after the end of each calendar year during the TERM, LESSOR shall determine the actual OPERATING CHARGES for the preceding calendar year and LESSOR shall furnish to LESSEE a statement thereof for such year. If LESSEE'S SHARE of the OPERATING CHARGES paid by LESSEE is greater or less than the LESSEE'S SHARE of OPERATING CHARGES determined as aforesaid for such year, then LESSEE shall pay to LESSOR such deficiency or LESSOR shall credit LESSEE with any excess, whichever the case shall be, within fifteen (15) days after the furnishing of such statement. Effective as of the first day of the new calendar year, the current amount of

         LESSEE'S SHARE of OPERATING CHARGES shall be increased or decreased so as to equal one-twelfth of the preceding year's LESSEE'S SHARE of OPERATING CHARGES (adjusted to reflect any then current known charges in such costs.)

(c) For the LEASE YEAR in which the LEASE terminates, LESSEE'S SHARE of OPERATING CHARGES shall be determined and adjusted to the date of lease termination as soon thereafter as possible with any amounts prepaid refunded and any deficiencies paid within fifteen (15) days thereafter.

ARTICLE 10.  PROMOTIONAL FUND CHARGE.

(a)      This Section intentionally deleted.

ARTICLE 11.  UTILITIES.

(a) LESSEE shall pay all charges for all utilities, including, without limitation, electricity, gas, water and sewage, used or consumed in or chargeable to the PREMISES directly, which LESSOR shall cause to be separately metered to the PREMISES.

(b) In no event shall LESSOR be liable for any interruption in or failure of the supply of such utilities to the PREMISES unless due to LESSOR'S negligence nor shall any interruption therein or failure thereof entitle LESSEE to any rent abatement.

ARTICLE 12.  SIGNS.

(a) LESSEE shall not install, erect or maintain or permit the installation, erection, or maintaining of any sign or signs of any kind whatsoever on the exterior of the PREMISES or intended to be visible from the exterior of the PREMISES except in accordance with LESSOR'S SIGN CRITERIA. Any breach of this subparagraph shall entitle LESSOR to the right of self-help (that is, removal of unapproved signs) after fifteen
         (15) days notice to LESSEE.

(b) Notwithstanding the foregoing, if, at any time and from time to time, after the ORIGINAL TERM only, LESSOR establishes a new uniform SIGN CRITERIA for substantially all of the tenants in the Strip Center, LESSEE shall, at LESSEE'S sole cost and expense, comply with such SIGN CRITERIA (that is, remove the old sign to the extent same does not comply and/or replace same with a sign that does comply therewith) within ninety (90) days after notice from LESSOR of the establishment of such new SIGN CRITERIA.

(c) As to any and all such approved signs, LESSEE shall, at LESSEE'S own cost, comply with all municipal and governmental codes, ordinances, regulations and rules, both present and future, applicable thereto.

ARTICLE 13. LESSEE'S CHATTELS TAXES. LESSEE shall pay all municipal, county, state and/or federal taxes levied or assessed against LESSEE'S CHATTELS.

ARTICLE 14.  RENT TAXES.  This Section intentionally deleted.

ARTICLE 15.  RENT PAYMENT AND DEMAND.

(a) All payments of rent and other charges payable to LESSOR shall be paid in current United States funds at LESSOR'S address or such other place as LESSOR may from time to time designate without any deduction or setoff whatsoever (except as otherwise specifically provided in this LEASE) and without any prior demand.

(b) Every demand for rents and other charges due, wherever and whenever made, shall have the same effect as if made at the time it falls due and at the place of payment, and, after the service of any notice or commencement of any suit or final judgment therein, LESSOR may receive and collect any rents and other charges due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment. Any rents and other charges not paid by LESSEE within ten
         (10) days of the due date shall bear interest from the due date to the date of payment at the rate of one and one-half percent (1.5%) per month.

(c) Rents and other charges may be rounded to the nearest dollar i.e., if 50 cents or more to the next higher dollar and if less than 50 cents to the next lower dollar. (For example, 101.39 would be 101.00 and 202.50 would be 203.00).

ARTICLE 16.  CARE, USE AND OCCUPANCY OF PREMISES,

(a) LESSEE shall use and occupy the PREMISES in a careful, safe and proper manner and shall keep the PREMISES in a clean, safe and healthy condition and in accordance with all applicable governmental authorities and insurance requirements and all laws and ordinances now or hereafter in force. Included within the foregoing shall be LESSEE'S obligation to maintain the area designed by LESSOR for LESSEE'S trash receptacles in a clean, safe and healthy condition and in compliance with all applicable laws, including enclosure of such area by LESSEE if required by law. In addition, LESSEE shall maintain a legible street address on the rear door in accordance with applicable law, ordinances and/or regulations.

(b)      LESSEE shall not:

         (i) use or allow the PREMISES to be used for auction, fire, bankruptcy, or "lost our lease" sales,

         (ii) permit the PREMISES to be used for any purpose other than as specified herein or for any unlawful purpose or in any way that will injure the reputation of the Strip Center,

         (iii) permit the PREMISES to be occupied in whole or in part by any other person except as permitted under LEASE,

         (iv) commit or suffer to be committed any waste or nuisance in the PREMISES or any act or thing which may disturb the quiet enjoyment of another tenant in the Strip Center,

         (v) permit the accumulation of rubbish in or around the PREMISES other than in LESSEE'S trash receptacles therefor,

         (vi) use the sidewalks or permit the usage thereof for other than access to the PREMISES and Strip Center, nor

         (vii) misuse or permit the misuse of the COMMON AREAS by LESSEE'S agents, employees, invitees or licensees.

(c) If required by local law, ordinance, and/or regulations, LESSEE shall maintain a key to the rear door of the PREMISES in a fire department lock box behind the PREMISES so as to make the PREMISES accessible to the fire department in the event of a fire.

ARTICLE 17.  INSURANCE BY LESSEE.

(a) LESSEE shall keep in full force and effect a policy of public liability and property damage insurance with respect to the PREMISES and the business operated by LESSEE therein in which the limits of public liability coverage shall be not less than $2,000,000 per occurrence for personal injury liability and $100,000 per occurrence for property damage liability. If LESSEE'S insurance carrier provides a combined single limit for both personal injury and property damage, then the limit shall not be less than $2,000,000 per occurrence. Such policy shall include LESSOR as an additional insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving LESSOR ten (10) days prior written notice. The foregoing dollar limits shall be reviewed and revised periodically so as to provide adequate insurance in accordance with good Strip Center practice.

(b) LESSEE shall keep in full force and effect adequate insurance against fire and such other risks as are, from time to time, included in standard extended coverage endorsements insuring (i) LESSEE'S CHATTELS located on or with the PREMISES, and (ii) alterations, decorations and improvements to the PREMISES made by LESSEE (whether or not constituting part of the PREMISES).

(c) LESSEE shall keep in full force and effect a policy of plate glass insurance in standard form covering all glass in the PREMISES.

(d) All of such insurance policies shall be underwritten by insurance companies licensed to do business in the State of Ohio. LESSEE shall furnish LESSOR with a certificate evidencing such coverages within thirty (30) days after written request therefor by LESSOR.

ARTICLE 18.  INDEMNITY BY LESSEE.

         Commencing upon the COMMENCEMENT DATE, or, if earlier, the date upon which LESSEE shall enter possession of the PREMISES and continuing during the TERM, LESSEE will indemnify LESSOR and save and hold LESSOR harmless from and against all actions, claims, damages, demands, expenses, judgments and liabilities in connection with damage, injury or loss to person or property resulting or occurring or arising wholly or in part by reason of LESSEE'S use or occupancy of the PREMISES or any part thereof or LESSEE'S altering, decorating, or improving of the PREMISES or by any act or failure to act of LESSEE, LESSEE'S agents, contractors, employees or servants, or anyone claiming by, through, or under LESSEE. If LESSOR shall, without fault on its part, be made a party to any litigation commenced by or against LESSEE, LESSEE shall protect and hold LESSOR harmless from and pay all costs, expenses, and reasonable attorney's fees incurred or paid by LESSOR in connection with such litigation.

         Commencing upon the COMMENCEMENT DATE, or, if earlier, the date upon which LESSEE shall enter possession of the PREMISES and continuing during the TERM, LESSOR will indemnify LESSEE and save and hold LESSEE harmless from and against all actions, claims, damages, demands, expenses, judgments and liabilities in connection with damage, injury or loss to person or property resulting or occurring or arising wholly or in part by reason of LESSOR'S construction, operation or maintenance of the COMMON AREAS or by any act or failure to act of LESSOR, LESSOR'S agents, contractors, employees or servants, or anyone claiming by, through, or under LESSOR. If LESSEE shall, without fault on its part, be made a party to any litigation commenced by or against LESSOR, LESSOR shall protect and hold LESSEE harmless from and pay all costs, expenses, and reasonable attorney's fees incurred or paid by LESSEE in connection with such litigation.

ARTICLE 19.  MAINTENANCE.

(a) LESSEE shall keep and maintain (including applicable replacement when necessary) in good condition and repair the interior of the PREMISES, including but not limited to:

         (i) The heating, ventilating and air conditioning system within the PREMISES and any portion thereof not within the PREMISES but serving the PREMISES exclusively, including any gas supply line serving the PREMISES to the point of connection with the gas company meter for the PREMISES, wherever located, and to accomplish same, LESSEE shall carry (and pay for) a maintenance service contract with a reputable heating, ventilating and air conditioning contractor, approved in writing by LESSOR,

         (ii) the electrical system with the PREMISES and any portion thereof not within the PREMISES but serving the PREMISES exclusively, including the electric supply line serving the PREMISES to the main panel within the PREMISES where the electric supply line enters the PREMISES,

         (iii) the plumbing system, both sewage and water lines, within the PREMISES exclusively, including the water line with the PREMISES from the point of entrance of the water supply line into the PREMISES, (the water meter shall be maintained by the utility company and/or the LESSOR) and the sewage line within the PREMISES to the point of exit from the PREMISES,

         (iv) alterations, decorations and improvements (whether or not constituting a part of the PREMISES) made and/or installed by LESSEE,
         (v) the exterior doors and windows and door and window frames, which for purposes hereof shall be construed as part of the interior of the PREMISES, and

         (vi)     areas designated by LESSOR for LESSEE'S trash receptacles.

         In the event LESSEE fails to maintain the PREMISES as hereinbefore provided, LESSOR may (but with no obligation) do so after fifteen (15) days notice to LESSEE or immediately in emergency cases. LESSEE shall reimburse LESSOR the cost thereof as additional rent with the next installment of FIXED RENT.

(b) LESSOR shall keep and maintain (including applicable replacement when necessary) in good condition and repair the exterior of the PREMISES and the Strip Center (to the extent the same is not the responsibility of the tenants within Strip Center), the roofs, gutters and downspouts, the foundations and structural portions of the PREMISES and Strip Center.

(c) Notwithstanding the foregoing, each party shall be responsible for all repairs pertaining to the interior/exterior and/or other portions of the PREMISES/Strip Center necessitated by the wilful action or negligence of such party or anyone acting for or on behalf of such party, except to the extent such repairs are covered by standard fire and extended coverage insurance.

ARTICLE 20.  ALTERATIONS.

(a) LESSEE shall have the right to make such interior alterations, decorations and improvements to the PREMISES not constituting a part of the building as may be proper and necessary for the conduct of its business and for the beneficial use of the PREMISES, provided the same do not affect the exterior or structural portion of the PREMISES and provided further that LESSEE shall:

         (i)      pay all costs, expenses and charges thereof,

         (ii) make the same in accordance with applicable laws and building codes and in a good and workmanlike manner,

         (iii) cause the same to be performed by qualified contractors who shall not create any labor or other disturbance in the Strip Center while performing same,

         (iv) fully and completely indemnify LESSOR against any mechanic's lien or other liens or claims in connection with the taking thereof, and

         (v)      not thereby diminish the value of the PREMISES or Strip
                  Center.

(b) LESSEE may make alterations, decorations and improvements constituting a part of the building or affecting the exterior or structural portion of the PREMISES with the same provisions as contained in subparagraph
         (a)(i)-(v) but only after (i) obtaining LESSOR'S prior consent thereto, and (ii) obtaining LESSOR'S consent to the contractor engaged to perform such work, which consent shall not be unreasonably withheld.

         Upon completion of any such alterations, decorations and improvements constituting a part of the building or affecting the exterior and/or structural portions, the same shall immediately thereupon become a part of the PREMISES and be included in the word "PREMISES" as used in this LEASE.

(c) Notwithstanding the fact that alterations, decorations and/or improvements to the PREMISES made by LESSEE may constitute a part of and be included in the word PREMISES as used in this LEASE, repair and/or restoration of damages thereto caused by fire and/or other casualty shall be the responsibility of LESSEE, whether or not covered by insurance by LESSEE, unless otherwise covered by LESSOR'S insurance (which shall not be considered primary insurance).

(d) All of LESSEE'S CHATTELS and all interior alterations, decorations and improvements not constituting a part of the building installed in the PREMISES by LESSEE shall remain the property of LESSEE and shall be removed by LESSEE upon the termination of this LEASE, and LESSEE shall make any repairs necessitated by such removal. Any thereof not removed on or before the termination of this LEASE and surrender of possession of the PREMISES by LESSEE shall be deemed abandoned by LESSEE and, at LESSOR'S election, may be treated and/or disposed of by LESSOR as LESSOR'S own property without further right or claim thereto by LESSEE, except that LESSEE shall reimburse LESSOR for the cost of removal if LESSOR elects to have the same removed, and LESSEE shall be liable to LESSOR for any damages sustained by LESSOR as a result of LESSEE'S failure to remove same.

ARTICLE 21.  SURRENDER OF POSSESSION.

(a) LESSEE shall deliver up and surrender to LESSOR possession of the PREMISES upon the termination of this LEASE broom clean and in as good condition and repair as the same shall be on the COMMENCEMENT DATE (loss by fire or other casualty covered by insurance carried by LESSOR and ordinary wear and decay only expected) and deliver the keys at the office of LESSOR or LESSOR'S agent.

(b) Notwithstanding anything contained herein to the contrary, LESSEE shall cause the heating, ventilating and air conditioning system to be placed in good working order as of the date of termination of this LEASE and shall furnish to LESSOR within three (3) business days thereafter a statement from the heating, ventilating and air conditioning contractor providing the service contract for such system (pursuant to Article 19(a)(1) hereof) so indicating. Failure to do so shall be deemed authorization to LESSOR on behalf of LESSEE to place the heating, ventilating and air conditioning system in good working order at LESSEE'S expense payable by LESSEE within thirty (30) days after billing therefor.

ARTICLE 22.  SUBLEASE/ASSIGNMENT/STOCK TRANSFER.

(a) LESSEE shall not (i) sublet the PREMISES or any part thereof, nor (ii) assigns this LEASE, nor (iii) transfer, or permit the transfer of, by sale, assignment, merger, consolidation, operation of law, or otherwise, any part or all of the corporate shares of LESSEE to other than an AFFILIATE, if LESSEE is a corporation the stock of which is not listed or traded on a recognized security exchange or eighty percent (80%) of which is not owned by a corporation so listed or traded, so as to result in a change in the person or persons owning a majority of said corporate shares on the date of execution of this LEASE, without in each case [that is, either (i), (ii) or (iii)] the prior consent of LESSOR, which consent shall not be unreasonably withheld. Notwithstanding any approved subletting, assignment or stock transfer, LESSEE shall remain fully liable under this LEASE and shall not be released from performance of LESSEE'S obligations hereunder unless specifically released by LESSOR, in LESSOR'S sole discretion. LESSOR'S consent to any sublease, assignment or transfer as described hereinabove shall not be deemed to be a consent to or the waiver of the right to consent to any subsequent sublease, assignment or transfer.

(b) After the ORIGINAL TERM, LESSOR shall have the right, as a condition to the granting of LESSOR'S consent as aforesaid, to increase the annual FIXED RENT by such amount as LESSOR shall solely determine, not exceeding, in any event, the annual CPI INCREASE (from the 13th month prior to the proposed effective date of the sublease, assignment or stock transfer to the month immediately preceding same.) Any such increase shall be effective commencing upon the first day of the month following the effective date of the sublease, assignment or stock transfer. LESSOR'S exercise of the foregoing right shall not be deemed to be an unreasonable withholding of LESSOR'S consent. Notice of such increase shall be included with LESSOR'S consent to such sublease, assignment or stock transfer.

(c) Any request for LESSOR'S consent to a sublease, assignment or transfer as hereinabove provided shall be accompanied by the sum of $500.00 for LESSOR'S consideration thereof, whether or not LESSOR'S consent is thereafter granted or denied.

(d) In the event LESSEE assigns this LEASE to an entity having a net worth equal to or greater than the net worth of LESSEE as of the date of execution hereof or the date of assignment and such entity has had retail experience in the operation of a business for the USE, then LESSOR agrees to release LESSEE from liability hereunder arising after the date of such assignment within thirty (30) days after receipt of verification of the information as required hereunder.

ARTICLE 23. HOLDING OVER.

         LESSEE shall pay to LESSOR, upon demand by LESSOR, as liquidated damages, one and one-quarter times the rent and other charges specified herein applicable during the last LEASE YEAR of the TERM for any period during which LESSEE shall hold the PREMISES after the TERM if this LEASE has expired by its terms and not be acceleration. Any holding over by LESSEE shall be deemed on a month-to-month basis, subject in all other respects, except as to term, to the agreements, conditions and covenants hereof.

ARTICLE 24.  COMMON AREAS MAINTENANCE, OPERATION, INSURANCE AND TAXES BY LESSOR.

LESSOR SHALL:

(a) keep and maintain in good condition and repair (including replacement where necessary, with any replacement costs amortized over the useful life of such replacements for the purposes of computing OPERATING CHARGES as provided in Article 9 hereof) the COMMON AREAS (to the extent the same are not the responsibility of LESSEE or any other tenant within Strip Center) and operate the

         COMMON AREAS in accordance with reasonable rules and regulations uniformly applicable prescribed by LESSOR from time to time, including designation of areas and times for deliveries, areas for parking by the Strip Center tenants and employees, and usage of the COMMON AREAS by others from time to time, with or without charge, so doing as such usage does not significantly interfere with the use of the COMMON AREAS by LESSEE, LESSEE'S agents, customers, employees, and invitees. Included within the term "operate" shall be the following: cleaning, clearing debris, snow and ice removal, painting of lane markers and parking spaces, operation of parking/traffic control signs/devices (both on and off site), illumination, music, storm drainage; equipment rental expense or depreciation and operating charges pertaining thereto; fire protection; direct labor costs (excluding supervisory or administrative personnel), whether compensation for employees of LESSOR or LESSOR'S managing company or independent contractors, together with all employee benefits and payroll taxes including Social Security, workers' compensation and unemployment compensation; landscaping, including materials and supplies; license and/or permit fees, levies, and/or surcharges, personal property taxes; police and security; utility charges; utility service line maintenance for which connecting tenants are not directly responsible; water and sewage administration and maintenance; and such other items as are reasonable and necessary for the ongoing operation of the COMMON AREAS not specifically included in the foregoing.

(b)      keep in full force and effect:

         (i) insurance covering the buildings and improvements constituting the PREMISES and Strip Center against loss by fire and standard extended coverage in amounts equal to at least replacement value (with no less than eighty percent (80%) co-insurance) and such amount of deductible as LESSOR from shall from time to time determine appropriate,

         (ii) public liability and property damage insurance with respect to the Strip Center in which the limit of public liability coverage shall be not less than $2,000,000 per occurrence with respect to personal injury and $100,000 per occurrence with respect to property damage. The foregoing dollar limits shall be reviewed and revised periodically so as to provide adequate insurance in accordance with good Strip Center practice, and

         (iii) other insurance, such as rental, boiler, sprinkler, vandalism, and malicious mischief, as LESSOR shall from time to time determine appropriate.

         LESSEE'S payments of OPERATING CHARGES shall in no event create any rights in LESSEE in such insurance policies nor shall LESSEE be entitled to the benefit of any proceeds payable thereunder. LESSEE shall reimburse LESSOR for any increase in the cost of the foregoing insurance coverages caused by LESSEE or LESSEE'S change of use of the PREMISES and the same shall be excluded from OPERATING CHARGES computation.

(c) pay all real estate taxes and assessments against the PREMISES and Strip Center and any costs expended in contesting the amount and/or validity thereof. The term "REAL ESTATE TAXES AND ASSESSMENTS" as used herein shall be construed to mean the total of all real estate taxes and assessments, special or otherwise, assessed upon or with respect to the ownership of all or any part of the Strip Center imposed by federal, state or local governmental authorities or any other taxing authority having jurisdiction, by whatever name the tax may be designated. If, due to a change in the methods of taxation, any rent, franchise, income, profit or other tax, however designated, (herein called OTHER TAX) may be levied against or chargeable to LESSOR directly due to LESSOR'S interest in Strip Center in lieu of any tax which would otherwise constitute REAL ESTATE TAXES AND ASSESSMENTS, such OTHER TAXES shall be included in the term REAL ESTATE TAXES AND ASSESSMENTS. LESSEE shall reimburse LESSOR for any increase in REAL ESTATE TAXES AND ASSESSMENTS which are directly due to LESSEE'S alterations, additions and/or improvements to the PREMISES made by LESSEE or LESSOR at LESSEE'S request and the same shall be excluded from OPERATING CHARGES computations. Any increase in REAL ESTATE TAXES AND ASSESSMENTS due to alterations, additions or improvements by another tenant in the Strip Center shall be excluded from OPERATING CHARGES computations.

ARTICLE 25. ACCESS TO PREMISES. LESSOR shall have free access to the PREMISES at all reasonable times and at any time for emergency purposes for the purpose of examining the same or to make any alterations or repairs to the PREMISES that LESSOR may deem necessary for its safety or preservation or that LESSOR is required to make, and also during the last three (3) months of the TERM for the purpose of exhibiting the PREMISES and putting up the usual notice "To Rent", not to exceed six (6) square feet in area, which notice shall not be removed, obliterated or hidden by LESSEE.

ARTICLE 26. NON-LIABILITY OF LESSOR. LESSOR and LESSOR'S agents, contractors, employees, and servants shall not be liable for, and LESSEE hereby releases and waives any and all claims for, loss or damage to persons or the business or property of LESSEE or anyone claiming, by, through or under LESSEE, or others within the Strip Center.

(a)      occasioned by reason of:

         (i) any accident or act of God within or around the PREMISES or Strip Center.

         (ii) the condition or construction of the Strip Center, including the PREMISES except as set forth in Exhibit C,

         (iii) any defect in or failure of the electrical system, the plumbing and sewer system, and/or heating, ventilating or air conditioning system serving the PREMISES or the building of which the PREMISES are a part, or

         (iv) water, snow or ice being upon or coming through the roof, trapdoor, walls, windows, doors or otherwise,

         unless in any such case such damage shall be due to the negligence of LESSOR, LESSOR'S agents, contractors, employees or servants,

(b) arising by reason of the failure of LESSEE to comply with the agreements, conditions and covenants hereof or the negligence of LESSEE or other tenants of the Strip Center, LESSEE'S and/or their agents, contractors, customers, employees, invitees, licensees, servants and/or suppliers.

ARTICLE 27. WAIVER OF SUBROGATION. LESSOR and LESSEE hereby waive all claims, rights or recovery and causes of action which either has or may have or which may arise hereafter against the other whether caused by negligence, intentional misconduct or otherwise, for any damage to the PREMISES or property or business within or about the PREMISES or the building of which the PREMISES are a part or the Strip Center caused by any of the perils covered by LESSOR'S or LESSEE'S fire insurance with extended coverage and with vandalism and malicious mischief endorsements, building and contents and business interruption insurance, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it, provided, however, that the foregoing waivers shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued and provided further that the foregoing waivers do not invalidate any policy of insurance of the parties hereto, now or hereafter issued, it being stipulated by the parties hereto that the waivers shall not apply in any case in which the application thereof would result in the invalidation of any such policy of insurance. Any additional premium caused by this waiver of subrogation shall be paid by the party benefitted thereby. The parties acknowledge that the use of "deductibles" may result in limiting the effectiveness of this waiver of subrogation.

ARTICLE 28. DESTRUCTION OF PREMISES.

(a)      (i)      If the PREMISES shall be damaged by fire or other insured
                  casualty, (herein called INSURED LOSS) but are not thereby rendered untenantable in whole or in part, LESSOR shall, at LESSOR'S own expense, cause such damage to be repaired, and the rents and other charges shall not be abated.

         (ii) If, by reason of such INSURED LOSS, the PREMISES shall be rendered untenantable only in part, LESSOR shall, at LESSOR'S own expense, cause such damage to be repaired and the rents and other charges meanwhile shall be equitably abated.

         (iii) If the PREMISES shall be rendered wholly untenantable by reason of such INSURED LOSS and such damage could be reasonably repaired within six (6) months, this LEASE shall continue and LESSOR shall, at LESSOR'S own expense, cause such damage to be repaired, and the rents and other charges meanwhile shall abate.

         (iv) If (A) the PREMISES shall be rendered wholly untenantable by reason of such INSURED LOSS and such damage cannot be reasonably repaired within six (6) months, or (B) if such INSURED LOSS is during the last two (2) years of the TERM to the extent of fifty percent (50%) or more of the then value of the PREMISES, then either party may terminate this LEASE as of the date of such INSURED LOSS by giving notice to the other party within sixty (60) days thereafter of such party's election so to do. If neither party terminates this LEASE within said sixty (60) day period, this LEASE shall continue in full force and effect and LESSOR shall repair the PREMISES as soon as reasonably possible and the rents and other charges meanwhile shall abate.

         (v) Nothing herein contained shall alter or affect LESSEE'S obligation to repair, replace and/or restore plate glass and/or alterations, decorations and improvements made by or for LESSEE to the PREMISES whether or not constituting a part of the PREMISES.

         (vi) Following any restoration as provided in subparagraph (a)(iii) and (iv), payments of rents and other charges shall recommence thirty (30) days after the date of redelivery of possession of the restored PREMISES in tenantable condition to LESSEE or the date the PREMISES are reopened for business, whichever is earlier.

(b)      In the event that:

         (i) the building in which the PREMISES are situated shall be materially damaged or destroyed by any cause not covered by LESSOR'S insurance (herein called UNINSURED LOSS) regardless of the length of time necessary to repair and/or restore same, or

         (ii) 50% or more of the building in which the PREMISES are situated shall be damaged or destroyed by an INSURED LOSS, but the same cannot reasonably be repaired within six (6) months after such INSURED LOSS, notwithstanding the fact that the PREMISES may be unaffected by either such UNINSURED LOSS or INSURED LOSS.

         LESSOR or LESSEE may terminate this LEASE and the tenancy hereby created by giving to the other not less than thirty (30) days nor more than one hundred twenty (120) days notice of such party's election so to do, which notice shall be given, if at all, within sixty (60) days following such UNINSURED LOSS or INSURED LOSS, setting forth in such notice the effective date of such termination.

(c) In the event of the material damage or destruction to the building in which the PREMISES are situated, LESSOR reserves the right to change the configuration of such building, provided that the PREMISES as situated in any such new configuration shall be substantially the same in location, dimensions and traffic flow as prior to such damage or destruction.

ARTICLE 29.  EMINENT DOMAIN.

(a) If the whole of the PREMISES or COMMON AREAS shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the TERM shall cease and terminate as of the date possession shall be taken by such public authority.

(b) If any part of the PREMISES shall be acquired or condemned as aforesaid,

         (i) in the event that such partial taking or condemnation shall render the PREMISES unsuitable for the business of LESSEE, then the TERM shall cease and terminate as of the date possession shall be taken by such public authority, or

         (ii) in the event that such partial taking or condemnation is not extensive enough to render the remaining PREMISES unsuitable for the business of LESSEE, then LESSOR shall promptly restore the remaining PREMISES to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this LEASE shall continue in full force and effect with respect to the remaining PREMISES and an equitable reduction of rents and other charges shall be made based upon the portion lost in the taking. This LEASE shall be thereupon terminated as to the portion of the PREMISES so taken.

(c) If less than ten percent (10%) of the COMMON AREAS shall be acquired or condemned as aforesaid, there shall be no change in this LEASE or LESSEE'S obligations hereunder.

(d) If more than ten percent (10%) of the COMMON AREAS shall be acquired or condemned as aforesaid, and if, as the result thereof, the ratio of square feet of COMMON AREAS to ground floor square feet of the sales area of the Strip Center buildings is reduced to a ratio below four (4) parking spaces per 1,000 square feet, then the TERM shall cease and terminate as of the date possession shall be taken by such public authority, unless LESSOR shall take immediate steps toward increasing the parking ratio to a ratio at least equal to four (4) parking spaces per 1,000 square feet, in which event, this LEASE shall be unaffected and shall remain in full force and effect without any reduction or abatement or rents and other charges.

(e) In the event of the termination of this LEASE as aforesaid, all rents and other charges due hereunder shall be paid to the date of termination and any rents and other charges paid in advance shall be refunded.

(f) In the event of any condemnation or taking as aforesaid, whether whole or partial and regardless of the termination of this LEASE as aforesaid, LESSEE shall not be entitled to any part of the award paid for such condemnation and LESSOR is to receive the full amount of such award, LESSEE having hereby assigned to LESSOR any right or claim to any part thereof. Although all damages in the event of any condemnation are to belong to LESSOR, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the PREMISES, LESSEE shall have the right to claim and recover from the condemning authority, but not from LESSOR, such compensation as may be separately awarded or recoverable by LESSEE'S business by reason of

         (i) an account of any and all damage to LESSEE'S business by reason of the condemnation, and

         (ii) for or on account of any cost or loss to which LESSEE might be put in removing LESSEE'S CHATTELS and interior alterations, decorations and improvements not constituting a part of the building installed in the PREMISES by LESSEE.

ARTICLE 30.  MORTGAGE SUBORDINATION/ESTOPPEL CERTIFICATE.

(a) This LEASE shall, at the option of LESSOR, be subject, subordinate and inferior in lien with respect to a first mortgage that may be placed on the land and building of which the PREMISES from a part by a Bank, Trust Company, Insurance Company, or other lender, and LESSEE will, upon demand without cost, execute any instrument necessary to effectuate such subordination. If LESSEE, within ten (10) days after submission of such instrument, fails to execute same, LESSOR is hereby authorized to execute same, as attorney in fact for LESSEE.

(b) It is a condition, however, to the subordination and lien provision herein provided, that LESSOR shall procure from any such mortgagee a non-disturbance and attornment agreement in writing in form reasonably acceptable to the first mortgage lender, which shall be delivered to LESSEE, providing in substance that so long as LESSEE shall faithfully discharge the obligations on LESSEE'S part to be kept and performed under the terms of this LEASE, LESSEE'S tenancy will not be disturbed nor this LEASE affected by any default under such mortgage.

(c) In the event of such financing or in the event of a sale of the PREMISES by LESSOR and a written statement is requested of LESSEE certifying as to the status of the LEASE. LESSEE shall provide such certification within ten (10) days after request therefor stating therein that this LEASE is in full force and effect and that there are no defenses or offsets thereto or stating those claimed by LESSEE.

ARTICLE 31.  DEFAULT.

(a)      If

         (i) Lessee shall at any time be in default in the payment of rent and/or other charges or in the observance of the performance of any of the agreements, conditions or covenants of this LEASE on LESSEE'S part to be observed and/or performed and LESSEE shall fail to remedy such default within fifteen (15) days after notice thereof from LESSOR in the event the default is as to payment of rent and/or other charges, or within thirty (30) days after notice thereof if the default relates to matters other than the payment of rent and/or other charges (but LESSEE shall not be deemed in default if it commences to remedy said defaults other than relate to payment of rent and/or other charges within said thirty (30) day period and proceeds therewith with due diligence), or

         (ii) LESSEE shall make an assignment for the benefit of creditors, or

         (iii) a receiver of any property of LESSEE in or upon the PREMISES be appointed in any action, suit or proceeding by or against LESSEE and not removed within forty-five (45) days after appointment, or

         (iv) the interest of LESSEE in the PREMISES shall be sold under execution or other legal process, or

         (v) LESSEE shall sublet the PREMISES or any part thereof, assign this LEASE or transfer or permit the transfer by sale, assignment, merger, consolidation, operation of law or otherwise any part or all of the shares of LESSEE, without LESSOR'S written consent, if such consent in any such event is required as provided in Article 22 hereof, or

         (vi) an audit of LESSEE'S records discloses a deficiency in reported annual GROSS SALES in excess of five percent (5%) of the annual GROSS SALES actually made by LESSEE during any LEASE YEAR.

         then, in any such event, LESSOR may terminate this LEASE, or, without terminating this LEASE, re-enter the PREMISES by summary proceedings or otherwise and, in either event, may dispossess LESSEE at LESSEE'S expense. LESSOR shall not be deemed to have elected to terminate this LEASE unless LESSOR gives LESSEE notice of such election to terminate. In the event of such re-entry, LESSOR shall relet the PREMISES and apply the rents therefrom first to the payment of LESSOR'S expenses incurred by reason of LESSEE'S default and the expenses of reletting including reasonable attorney's fees and then to the payment of rents and other charges due from LESSEE hereunder. If the rents received do not equal the expenses and costs of reletting, LESSEE shall remain liable for any deficiencies. If the rents received exceed the expenses and costs of reletting, then LESSEE shall have no rights therein if LESSOR has elected to terminate this LEASE. Such deficiency, at LESSOR'S option, may be calculated and payable by LESSEE monthly.

(b) In the event either party hereto incurs or pays costs, expenses and/or reasonable attorney fees in enforcing the agreements, conditions and covenants of the LEASE as a result of the other party's default in observance or performance thereof, then the defaulting party shall be required to reimburse or pay such costs, expenses and/or fees incurred or paid by the non-defaulting party.

ARTICLE 32. WAIVER OF JURY TRIAL. It is mutually agreed by and between LESSOR and LESSEE that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this LEASE, the relationship of LESSOR and LESSEE, LESSEE'S use or occupancy of the PREMISES, and any emergency or other statutory remedy.

ARTICLE 33.  LIABILITY OF LESSOR LIMITED.  This Section intentionally deleted.

ARTICLE 34. TRANSFER OF TITLE. In the event of a sale, assignment, or transfer by LESSOR of the PREMISES or its interest in the PREMISES, such LESSOR shall thereafter have no liability for the agreements, conditions and covenants of this LEASE on the part of LESSOR to be observed or performed thereafter, provided that LESSOR'S transferee assumes the obligations of LESSOR accruing hereunder thereafter. All such agreements, conditions, and covenants shall, however, run with the land and shall be binding upon the successors-in-interest of such LESSOR.

ARTICLE 35. FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act, other than payment of rents or other charges required hereunder, by reason of strikes, lockouts, labor trouble, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this LEASE, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, provided that nothing herein shall be deemed to extend the TERM beyond the EXPIRATION DATE or earlier termination of this LEASE as hereinbefore provided.

ARTICLE 36.  NOTICE/CONSENTS.

(a) Any notice or consent required to be given by or on behalf of either party upon the other shall be in writing and shall be given by mailing such notice or consent by registered or certified mail addressed:

         (i) to LESSOR at the address in Article 1 with a courtesy copy to ________________________________________________, and

         (ii) to LESSEE at the address in Article I or at such other addresses as may be specified from time to time in writing delivered to the other party.

(b) Notices shall be deemed effective when deposited as certified or registered mail in the mail or delivered to a private express carrier provided that the same is received or tendered for delivery in the ordinary course of business at the address to which the same is sent.

ARTICLE 37.  WAIVER.

(a) No waiver of any agreement, condition or covenant shall be valid unless it be in writing signed by the party to be charged nor shall the waiver of a breach of any agreement, condition, or covenant be claimed or pleaded to excuse a future breach of the same agreement, condition or covenant or any other agreement, condition, or covenant.

(b) No waiver by LESSOR in respect to one tenant of the Strip Center shall constitute a waiver in respect to any other tenant.

(c) Acceptance by LESSOR of a lesser amount than the amount actually due hereunder, whether for rents or other charges, shall not prejudice LESSOR'S right to collect the full amount due.

ARTICLE 38. REPRESENTATIONS. LESSOR and LESSOR'S agents have made no representations or promises with respect to the PREMISES or the building or Strip Center of which the same form a part except as herein expressly set forth.

ARTICLE 39. ENTIRE AGREEMENT. This LEASE and the Exhibits, if any, attached hereto and forming a part hereof, set forth all of the agreements, conditions and covenants between LESSOR and LESSEE concerning the PREMISES and the Strip Center and there are no agreements, conditions and covenants, either oral or written, between the, other than are herein set forth. Except as herein otherwise provided, no subsequent amendment, change, modification or addition to this LEASE shall be binding upon LESSOR or LESSEE unless in writing and signed by them.

ARTICLE 40. QUIET ENJOYMENT. LESSOR hereby covenants and agrees that if LESSEE shall perform all the agreements, conditions and covenants herein stipulated to be performed on LESSEE'S part, LESSEE shall at all times during the TERM have the peaceable and quiet enjoyment and possession of the PREMISES without any hindrance or interruption from LESSOR or any person or persons lawfully claiming the PREMISES, subject only to the agreements, conditions and covenants of this LEASE.

ARTICLE 41. APPLICABLE LAWS. This LEASE and the agreements, conditions and covenants herein set forth shall be construed in accordance with and governed pursuant to the laws of the State of Ohio.

ARTICLE 42. BENEFIT OF ASSIGNS. This LEASE and all the agreements, conditions, and covenants herein contained shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns, respectively, of the parties hereto, provide however, that no assignment by, from, through or under LESSEE in violation of the provisions hereof shall vest in the assigns any right, title or interest whatever.

ARTICLE 43.  MEMORANDUM OF LEASE.

(a) This LEASE shall not be recorded, but a Memorandum of Lease of event date herewith describing the PREMISES, setting forth the TERM and referring to this LEASE may be recorded by either party.

(b) In the event the COMMENCEMENT DATE, RENT COMMENCEMENT DATE or EXPIRATION DATE hereof are not dates certain as of the date hereof, the parties shall enter into a Supplemental

         Lease Agreement at such time as the same have been determined setting forth therein the actual COMMENCEMENT DATE, RENT COMMENCEMENT DATE and EXPIRATION DATE hereof and describing the PREMISES.

ARTICLE 44. PARTIAL LIABILITY. If any agreement, condition or covenant of this LEASE or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this LEASE, or the application of such agreement, condition or covenant to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, condition or covenant of this LEASE shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 45.  USE OF TERMS.

(a) Wherever the word "LESSOR" or "LESSEE" is used in this LEASE, it shall be considered as meaning "LESSORS" or "LESSEES" respectively, wherever the context permits or requires, and when the singular and/or neuter pronouns are used herein, the same shall be construed as including all persons, entities and corporations designated respectively as LESSOR or LESSEE in the heading of this instrument wherever the context requires.

(b) If there be more than one LESSEE, they shall be jointly and severally liable hereunder. Notice to either LESSEE, if there be more than one, shall be deemed to be adequate and proper notice hereunder and each LESSEE authorizes, approves and consents to service of notice upon any one or more of the LESSEES.

(c) The word, LESSOR, as used in this LEASE shall mean, in addition to the party identified in Article 1 hereof, any successor-in-interest to such party, including a mortgagee-in-possession of the PREMISES.

         IN WITNESS WHEREOF, on the date and at the place first aforesaid, the parties have set their hands to this LEASE consisting of Pages 1 through 26 and Exhibits "A" though "C".

                                                     LESSOR:
Signed and acknowledged                              COLLINWOOD PROPERTIES CO., LLC
in the presence of:                                  AN OHIO LIMITED LIABILITY COMPANY

/s/ Gail L. Webster                         By:      LANCE ONE CORP., Authorized Member
--------------------------------------
[Signature of Witness]
    Gail L. Webster                         By:      /s/ Michael E. Osborne, President
--------------------------------------               -----------------------------------
[Printed Name of Witness]                            Michael E. Osborne, President

/s/ Deborah L. Augusta
-------------------------------------
[Signature of Witness]
    DEBORAH L. AUGUSTA
-------------------------------------
[Printed Name of Witness]

                                                     LESSEE:
                                                     GREAT LAKES BANK

/s/ Gail L. Webster                         By:      /s/ Richard T. Flenner, Jr.           [Signature of Witness]
---------------------------------------              --------------------------------------
                                                     Richard T. Flenner, Jr.

    Gail L. Webster                                  Its:     /s/ President
---------------------------------------                       -------------------
[Printed Name of Witness]                                     President

/s/ Deborah L. Augusta                      AND BY:
----------------------------------------           ----------------------------------------
[Signature of Witness]

    Deborah L. Augusta                                ITS:
----------------------------------------                  ---------------------------------
[Printed Name of Witness]



STATE OF OHIO              )
                           )  SS.           LESSOR ACKNOWLEDGEMENT
COUNTY OF LAKE             )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above named COLLINWOOD PROPERTIES CO., LLC by LANCE ONE CORP. by MICHAEL E. OSBORNE, its President, who acknowledged that he did sign the foregoing instrument and that the same is his free and voluntary act and deed personally and as such officer and the free and voluntary act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto affixed my signature and official seal at Mentor, Ohio this 16th day of September, 1998.

                                                    /s/ Gail L. Webster
                                                    ---------------------------
                                                    Notary Public


STATE OF OHIO              )
                           )  SS.           LESSEE ACKNOWLEDGEMENT
COUNTY OF LAKE             )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above named GREAT LAKES BANK by Richard T. Flenner, Jr., its President, and by _________________________, its _______________, who
acknowledged that they did sign the foregoing instrument and that the same is their free and voluntary act and deed personally and as such officers and the free and voluntary act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto affixed my signature and official seal at Mentor, Ohio this 16th day of September, 1998.

                                                    /s/ Gail L. Webster
                                                    ---------------------------
                                                    Notary Public


This instrument prepared by:
David J. Richards, Jr., Esq.
153 E. Erie Street
Painesville, Ohio  44077

                                   EXHIBIT "A"

         Situated in the City of Willoughby Hills, County of Lake and State of Ohio, being known as part of Original Willoughby Township Lot 4, Tract 4, bounded and described as follows:

         Beginning at a monument box with an iron pin at the centerline intersection of Bishop Road, 60 feet wide, and Chardon (aka U.S. Route
         6), width varies:

         Thence South 81 degrees 33'11" West, along said centerline of Chardon Road, a distance of 179.99 feet to a point;

         Thence South 00 degrees 32'28" East, passing through a 3/8" iron pin found at 30.29 feet point being the northwesterly corner of land conveyed to Lyden Company by deed recorded in Volume 521, Page 999 of Lake county Official Records, a total distance of 45.42 feet to a 5/8" iron pin set and the principal place of beginning.

COURSE I Thence South 00 degrees 32'28' East, along the westerlyline of land so conveyed to Lyden Company, a distance of 134.39 feet to a 3/8" iron pin found on the northerly line of land conveyed to John P. Hollis by deed recorded in Volume 890, Page 759 of Lake County Official Records;

COURSE II                  Thence South 81 degrees 33'11" West, along said
                           Hollis' northerly line, a distance of 4.06 feet to a 3/8" iron pin found at the northwesterly corner thereof;

COURSE III                 Thence South 08 degrees 19'12" East, along Hollis'
                           westerly line, a distance of 202.84 feet to a 5/8" iron pin set on the northerly line of land conveyed to Ernest H. and Mildred Hall by deed recorded in Volume 843, Page 1194 of Lake County Records;

COURSE IV                  Thence South 81 degrees 33'24" West, along said
                           northerly line, a distance of 100.29 feet to a 1/2" iron pin found at the southeasterly corner of land conveyed to Elliot Weisenberg by deeds recorded in Volume 42, Page 1091 and Volume 44, Page 600 of
                           Lake County Records;

COURSE V Thence North 16 degrees 09'19" West, along an easterly line of said Weisenberg, a distance of
                           148.13 feet to an iron pin found at an angle point therein;

COURSE VI Thence North 08 degrees 24'34" West, along an easterly line of said Weisenberg, a distance of
                           189.16 feet to a 5/8" iron pin set on a southerly sideline of said Chardon Road;

COURSE VII                 Thence North 81 degrees 33'11" East along said
                           sideline a distance of 143.03 feet to the principal place of beginning and containing 0.9361 acres as calculated and described in August, 1998 by Richard A. Thompson, Jr., P.S. No. 7388 of LDC, Inc.
                           based on a boundary survey done by Rudy E. Schwartz
                           P.S. No. 7193 of LDC, Inc. in March 1996, be the same more or less but subject to all legal highways and easements of record.

                           Bearings used herein refer to an assumed meridian and are intended to indicate angles only.

                               Easement Parcel 1:

         Together with a perpetual easement and right of way for the purpose of ingress and egress across the following described premises:

         Situated in the City of Willoughby Hills, County of Lake and State of Ohio and known as part of Original Willoughby Township Lot No. 4 in tract No. 4 and further described as follows:

         Beginning in the westerly margin of Bishop Road as conveyed to Willoughby Hills City of deed recorded in Volume 726, Page 510 of the Lake County Deed Records at the point that is South 04 degrees 46'55" East along said Westerly margin 28.00 feet from the southerly line of land conveyed to the Mobile Oil Corporation, Inc., by deed recorded in Volume 746, Page 573 of the aforesaid deed records;

         Thence South 82 degrees 28'45" West 134.41 feet;

         Thence South 07 degrees 24'03" East 25.97 feet;

         Thence North 82 degrees 28'45" East, 133.25 feet to the aid Westerly margin of Bishop Road;

         Thence North 04 degrees 46'55" West along said margin 26.00 feet to the place of beginning.

                                Easement Parcel 2

         Together with a perpetual easement and right of way for the purpose of ingress and egress across the following described premises:

         Situated in the City of Willoughby Hills, County of Lake and State of Ohio and known as part of Original Willoughby Township Lot No. 4 in tract No. 4 and further described as follows:

         Beginning in the Westerly margin of Bishop Road as conveyed in Willoughby Hills City by deed recorded in 726, Page 510 of the Lake County Deed Records at the point that is North 04 degrees 46'55" West along said Westerly margin 23.76 feet from the northerly line of land conveyed to Ernest H. and Mildred Hall by deed recorded in Volume 843, page 1194 of the aforesaid deed records;

         Thence North 04 degrees 46'55" West continuing along said Westerly margin 26.00 feet;

         Thence South 82 degrees 29'26" West 128.69 feet;

         Thence South 07 degrees 24'03" East 25.97 feet;

         Thence North 82 degrees 29'26" East 127.50 feet to the place of beginning.

                                Easement Parcel 3

         Together with a perpetual easement for a right of way for ingress and egress over and upon the land hereinafter described.

         Situated in the Village of Willoughby Hills, County of Lake and State of Ohio and known and described as follows, to-wit:

         and known as being a part of Lot 4, Tract 4 and bounded and described as follows:

         Beginning at the intersection of the centerline of Euclid-Chardon Road and the Northwesterly line of land conveyed to Central National Bank of Cleveland Trustee, as recorded in Deed Volume 402, Page 430 of Lake County Records;

         Thence South 0 degrees 27'10" West a distance of 179.83 to the southwest corner of Central National Bank's property; thence North
         82 degrees 3' East along said southerly line a distance of 20'; thence in a northerly direction back to the point of beginning, forming a pie-shaped parcel, be the same more or less, but subject to all legal highways.

                                   EXHIBIT "B"

                       TO BE SUPPLIED FOLLOWING EXECUTION